Note 14 - Employee Benefits (Tables)	12 Months Ended
Dec. 31, 2018
Notes Tables
Schedule of Net Periodic Benefit Cost Not yet Recognized [Table Text Block]
Projected Payments

2019	$11,000
2020	10,000
2021	2,000
Total	$23,000

Share-based Compensation, Stock Options, Activity [Table Text Block]
	2018	Weighted-average Exercise Price Per Share

Outstanding, January 1	19,750	$20.94
Exercised	(12,300)	23.00

Outstanding, December 31	7,450	$17.55

Exercisable, December 31	7,450	$17.55

Schedule of Share-based Compensation, Restricted Stock Units Award Activity [Table Text Block]
	Units	Weighted-average Grant Date Fair Value Per Share
Nonvested at January 1, 2018	14,601	$35.14
Granted	11,351	47.89
Forfeited	(223)	35.31
Vested	(3,905)	33.61
Nonvested at December 31, 2018	21,824	$42.05
Expected to vest at December 31, 2018	4,850	$32.40